UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 1, 2006

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

     On November 1, 2006, the Company entered into amendments to the severance agreements with certain executive officers, which agreements were set to expire on November 1, 2006. The amendments extend the term of the severance agreements by one year, to November 1, 2007, and make no other changes to the severance agreements. Amendments were entered into with the Chief Executive Officer, Terry Lundgren, and with each of the Company's Vice Chairs: Thomas Cody, Thomas Cole, Janet Grove, and Susan Kronick. The form of amendment is filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

	(c)	Exhibits

		10.1	Form of Amendment No. 1 to Severance Agreement.

FEDERATED DEPARTMENT STORES, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: November 2, 2006	By: /s/ Joel A. Belsky
Name: Joel A. Belsky
Title: Vice President and Controller